Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED OCTOBER 13, 2007

To the Prospectus dated May 1, 2007 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

This supplement amends certain information contained in the Prospectus dated May 1, 2007. Please read it carefully and keep it with your Prospectus for future reference.

Effective immediately, the section entitled “Free Look Period” on page 3 of the Prospectus is deleted and replaced in its entirety with the following:

After you receive your Contract, you can look it over free of obligation for at least 10 days (up to 65 days for replacement policies), during which you may cancel your Contract.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2007. Please keep this supplement for future reference.